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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549



                                      FORM 8-K/A



                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934



            Date of Report (Date of earliest event reported): JUNE 6, 1997
                                                              ------------


                            Commission file number 2-76555
                                                   -------


                           COMMERCE SECURITY BANCORP, INC.
                           -------------------------------
               (Exact name of registrant as specified in its charter)


           DELAWARE                                   33-0720548
           --------                                   ----------
     (State or other jurisdiction of                  (I.R.S. Employer or
     incorporation or organization)                   Identification No.)


     7777 CENTER AVENUE, HUNTINGTON BEACH, CALIFORNIA                 92647-3067
     ------------------------------------------------                 ----------
           (Address of principal executive offices)                   (Zip Code)


                                   (714) 895-2929
                                   --------------
                 (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         -------------------------------------

    ELDORADO BANCORP ACQUISITION. Effective June 6, 1997, Commerce Security Bancorp, Inc. (the "Company") completed its acquisition (the "Acquisition") of Eldorado Bancorp ("Eldorado") of Tustin, California, the holding company of Eldorado Bank, its wholly owned subsidiary. The Acquisition was effected by the Company causing SDN Bancorp, Inc., a wholly owned subsidiary of the Company ("SDN"), to merge with and into Eldorado pursuant to an Agreement and Plan of Merger entered into between the Company and Eldorado on December 24, 1996 (the "Acquisition Agreement").

    Pursuant to the Acquisition Agreement, the Company acquired 100% of the outstanding stock of Eldorado for cash consideration of $23.00 per share. Contemporaneously with the Acquisition, each Eldorado stock option that had not previously been exercised (collectively, the "Eldorado Options") was cancelled in return for the payment by Eldorado of the difference between the $23.00 price per share and the exercise price thereof. The aggregate consideration paid to holders of Eldorado common stock and Eldorado Options (net of the tax benefit arising out of the Eldorado Options) was approximately $90.3 million.

    Eldorado had total assets of approximately $400 million at March 31, 1997. Through Eldorado Bank, Eldorado offered a range of loan and deposit products to businesses, professionals and individuals throughout its market area, conducting its business from 12 functional offices. The Company intends to use all or substantially all of the physical property acquired in the Acquisition in the furtherance of the business of Eldorado Bank.

    On a pro forma basis, the Company had total assets of approximately
$900 million as of March 31, 1997, based on the unaudited financial statements of the Company and Eldorado and on the terms of the Acquisition financing described below.

    Exhibit 99.1 to this report is a copy of the Company's press release, dated June 13, 1997, announcing the completion of the Acquisition.

    ACQUISITION FINANCING. Approximately $94.8 million of cash was necessary to pay the cash consideration to holders of Eldorado common stock and Eldorado Options and Acquisition-related expenses incurred by the Company, of which $14.5 million was funded from Eldorado's excess capital and $80.3 million was raised through the Company's sale, effective June 6, 1997, of Class B Common Stock, Special Common Stock, a Junior Subordinated Debenture (and, indirectly, Series A Capital Securities), Series B Preferred Stock and common stock warrants, as described below and summarized on the schedule filed as
Exhibit 99.2 to this report.

    The foregoing description of the sale of securities is qualified in its entirety by reference to the exhibits listed in this report, including without limitation, the Amended and Restated


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Standby Securities Purchase Agreement, dated June 3, 1997, between the
Company and Dartmouth Capital Group, L.P. ("DCG"), the Company's largest shareholder, and the Amended and Restated Securities Purchase Agreement, dated June 5, 1997, among the Company, Madison Dearborn Capital Partners II, L.P., ("MDP"), Olympus Growth Fund II, L.P., ("Olympus I"), and Olympus Executive Fund, L.P., ("Olympus II" and collectively with Olympus I, "Olympus") and filed as Exhibits 10.4 and 10.5, respectively, to this report.

         CLASS B COMMON STOCK. In conjunction with the Acquisition financing, the 9,697,430 shares of Company common stock, $.01 par value per share, outstanding prior to the closing of the Acquisition were redesignated as "Class B Common Stock," and the Company sold 4,235,615 additional shares of Class B Common Stock to various accredited investors for consideration, net of a 1% commitment fee, of $17,899,157. The foregoing description of the Class B Common Stock subscription is qualified in its entirety by the forms of agreements filed as Exhibits 10.3 and 10.4 to this report.

         DCG purchased 1,012,244 of those shares of Class B Common Stock for aggregate consideration, net of a 1% commitment fee, of $4,419,793, of which $4.3 million initially was made in the form of a loan to the Company in December 1996 to fund an escrow account that would have been forfeited to Eldorado if the Company were unable to consummate the Acquisition financing. Peter H. Paulsen, a director of the Company, loaned $200,000 to the Company on the same terms as DCG. That $4.5 million was converted to shares of Class B Common Stock upon the consummation of the Acquisition at a purchase price of $4.40 per share less the 1% commitment fee. The foregoing description of the loan provided by DCG and Mr. Paulsen is qualified in its entirety by the form of Subscription Agreement filed as Exhibit 10.3 to this report.

         SPECIAL COMMON STOCK. The Company sold a total of 4,825,718 shares of Special Common Stock, $.01 par value per share (the "Special Common Stock"), to DCG, MDP and Olympus at a gross purchase price of $4.81 per share, representing an aggregate payment, net of a 1% commitment fee, of $22,984,570. Neither MDP nor Olympus is an affiliate of the other, and prior to their investment in the Company, neither was an affiliate of the Company or DCG.

         Shares of Special Common Stock will be entitled to a liquidation preference over shares of Class B Common Stock if, in the case of a liquidation or a change in control of the Company, the distribution per share of Common Stock is less than $4.81. With the exception of 211,425 shares of Non-Voting Special Common Stock issued to each of MDP and Olympus, the Special Common Stock will have one vote per share and will vote as a class with the Class B Common Stock. The Voting Special Common Stock and the Class B Common Stock are hereinafter sometimes referred to as the "voting Common Stock."

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         The foregoing description of the Special Common Stock is qualified in its entirety by reference to the Company's Amended and Restated Certificate of Incorporation filed as Exhibit 2.1 to this report.

         JUNIOR SUBORDINATED DEBENTURE AND SERIES A CAPITAL SECURITIES. CSBI Capital Trust I (the "Trust"), a special purpose Delware Business trust formed by the Company, issued a total of 27,657 shares of Subordinated Capital Income Securities, Series A, having a liquidation value of $1,000 per share (the "Series A Capital Securities"), to DCG, MDP and Olympus for an aggregate cash payment, net of a 1% commitment fee, of $27,386,368. The Trust in turn invested the proceeds of the Series A Securities in Junior Subordinated Debentures issued by the Company.

         For regulatory capital purposes, the Series A Capital Securities will be treated as cumulative preferred stock and qualify as Tier 1 capital of the Company. The Company, however, will treat the Junior Subordinated Debenture as indebtedness for federal income tax purposes and, therefore, will deduct for federal income tax purposes the stated interest and original issue discount, if any, on the Junior Subordinated Debenture.

         The foregoing description of the Series A Capital Securities is qualified in its entirety by reference to the Trust's Amended and Restated Declaration of Trust, the Junior Subordinated Indenture, the form of Junior Subordinated Debentures, and the Series A Capital Securities Guarantee Agreement, each of which will be filed as an exhibit to a further amendment to the Company's Current Report dated June 6, 1997.

         SERIES B PREFERRED STOCK. The Company issued a total of 116,593 shares of Series B Preferred Stock, $100 par value per share (the "Series B Preferred Stock"), to DCG, MDP and Olympus for an aggregate amount of $11,545,210, net of a 1% commitment fee.

         For regulatory capital purposes, the Series B Preferred Stock will be treated as a noncumulative preferred stock and qualify as Tier 1 capital of the Company. Dividends on the Series B Preferred Stock will not be deductible by the Company for federal income tax purposes.

         The foregoing description of the Series B Preferred Stock is qualified in its entirety by reference to the Company's Amended and Restated Certificate of Incorporation filed as Exhibit 2.1 to this report.

         COMMON STOCK WARRANTS. In connection with the purchase of the Series B Preferred Stock, each of MDP, Olympus and DCG purchased a common stock warrant (collectively, the "Investor Warrants") that entitles the holder to purchase shares of Class B Common Stock at an exercise price of $4.81 per share. An aggregate of 4,000,000 shares of

                                       4

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Class B Common Stock are subject to the Investor Warrants.  The Investor
Warrants expire on June 6, 2007. The aggregate purchase price of the Investor Warrants was $40,000.

         The Company also issued common stock warrants (collectively, the "Shattan Warrants") to The Shattan Group, LLC, which acted as the Company's placement agent for the sale of securities to MDP and Olympus. An aggregate of 459,476 shares of Class B Common Stock are subject to the Shattan Warrants, which have an exercise price of $4.81 per share and expire on June 6, 2002. The aggregate purchase price of the Shattan Warrants was $4,595.

         The foregoing description of the Investor Warrants and the Shattan Warrants is qualified entirely by reference to the forms of such warrants filed as Exhibits 4.6 and 4.7, respectively, to this report.

    SECURITY OWNERSHIP OF DCG, MDP AND OLYMPUS AND CERTAIN CONTRACTUAL RELATIONSHIPS. Immediately following the closing of the Acquisition, DCG owned 35.1% of the shares of voting Common Stock then outstanding, and each of MDP and Olympus owned 9.9%. Exhibit 99.3 to this report sets forth the respective amounts of each tranche of voting securities owned, as of the closing of the Acquisition, by DCG, MDP, Olympus and each other holder of more than 5% of the shares of voting Common Stock then outstanding.

    Certain holders of Class B Common Stock (sometimes referred to as the "Direct Holders") also are investors in DCG, or affiliates of such investors, each of whom has the right to designate a director of Dartmouth Capital Group, Inc., DCG's sole general partner. As of the closing of the Acquisition, the Direct Holders owned, in the aggregate, 27.6% of the shares of voting Common Stock then outstanding.

    DCG, MDP, Olympus and certain other parties, including Robert P. Keller, the President and Chief Executive of the Company and certain other investors in DCG including substantially all of the Direct Holders, entered into a Shareholder Agreement in connection with the Acquisition financing. Pursuant to that Shareholder Agreement, MDP, Olympus and Mr. Keller have agreed to vote up to a specified percentage of voting Common Stock in favor of persons nominated by DCG for a majority of the directors of the Company. The Shareholder Agreement provides, however, that the shares as to which DCG may direct such votes shall not, when aggregated with voting Common Stock held directly by DCG and Keller, represent a more than 48% of the shares of voting Common Stock then outstanding. The Shareholder Agreement also provides that all parties to the Shareholder Agreement who are shareholders of the Company shall vote for certain designees of MDP and Olympus as members of the Board, where such a vote would not violate any commitments made to any federal or state regulator of the Company.

In addition, the Shareholder Agreement grants MDP and Olympus the right to "put" to DCG certain Eligible Securities. In general, "Eligible Securities" include securities acquired directly or indirectly in connection with the financing of the Eldorado Acquisition, including all

                                       5
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securities issued upon conversion or as a dividend upon such securities, with the exception of any the Series A Capital Securities or other securities issued upon the conversion or exchange thereof.

    The Shareholder Agreement also grants each of MDP and Olympus the option to acquire under certain conditions up to 50% of the Series B Preferred Stock, Special Common Stock and the Investor Warrant that DCG acquired as of June 6, 1997 as part of the financing for the Acquisition.

    The foregoing description of the Shareholder Agreement is qualified in its entirety by reference to Exhibit 10.7 to this report.

    In connection with the Eldorado Acquisition, MDP and Olympus entered into a registration rights agreement with the Company, and DCG and the Company amended a pre-existing registration rights agreement. Both registration rights agreements provide for demand and piggy-back registration rights for each of the respective party's registrable shares of Common Stock.

    The foregoing description of the registration rights agreements is qualified in its entirety by reference to Exhibits 10.7 and 10.8 to this report.


    INTERCOMPANY REORGANIZATION. In addition to Eldorado Bank, the Company had three other wholly owned bank subsidiaries as of the date of the Eldorado Acquisition -- Liberty National Bank in Huntington Beach, California ("Liberty"), San Dieguito National Bank in Encinitas, California ("San Dieguito"), and Commerce Security Bank in Sacramento, California ("CSB"). Effective June 30, 1997, each of Liberty, San Dieguito and CSB merged with and into Eldorado Bank.

    Also effective June 30, 1997, Eldorado merged with and into the Company, resulting in Eldorado Bank becoming the Company's sole direct subsidiary. As a consequence of Eldorado's merger into the Company, the Company became directly obligated with respect to $537,000 of outstanding indebtedness under mandatorily convertible subordinated debentures issued by SDN's predecessor in 1986.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

              DESCRIPTION                                                   PAGE
              -----------                                                   ----
   (a) Financial statements of business acquired                             *
   (b) Pro forma financial information                                       *

--------------------------
       *    To be filed by amendment.

                                       6
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   (c) Exhibits

     2.1      Amended and Restated Certificate of Incorporation
              of the Company                                                 10

     4.2      Amended and Restated Declaration of Trust of
              CSBI Capital Trust I                                           *

     4.3      Junior Subordinated Indenture                                  *

     4.4      Form of Junior Subordinated Debentures                         *

     4.5      Series A Capital Securities Guarantee Agreement                *

     4.6      Form of Investor Warrant issued as of June 6, 1997
              to MDP, Olympus and DCG                                        46

     4.7      Form of warrant issued as of June 6, 1997 to
              The Shattan Group, LLC                                         61

    10.1      Form of Subscription Agreement (Bridge Loan/Common Stock),
              dated December 20, 1996, between the Company and the
              each of DCG and Peter H. Paulsen                               74

    10.2 Form of Subscription Agreement (Common Stock), dated December 20, 1996, between the Company and the various subscribers thereto ("1996 Subscription Agreement") (filed as Exhibit 10.2 to the Company's Annual Report on
              Form 10-KSB for the year ended December 31, 1996 and incorporated by reference herein)

    10.3      Form of amendment to 1996 Subscription Agreements
              (filed as Exhibit 10.3 to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996 and incorporated by reference herein)

    10.4      Amended and Restated Standby Securities Purchase
              Agreement, dated June 3, 1997, between the Company
              and DCG                                                        92

    10.5     Amended and Restated Securities Purchase Agreement,
             dated June 5, 1997, among the Company, MDP and Olympus          95

    10.6     Shareholder Agreement, dated June 6, 1997, among
             DCG, MDP, Olympus and the other parties named therein          192


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       *     To be filed by amendment.

    10.7     Registration Rights Agreement, dated June 6, 1997,
             among the Company, MDP and Olympus                            218

    10.8     Amended and Restated Registration Rights Agreement,
             dated June 6, 1997, between the Company and DCG               236

    99.1     Press release dated June 13, 1997                             (1)

    99.2     Schedule of Securities Issued to Finance
             Eldorado Bancorp Acquisition                                  (1)

    99.3     Schedule of Principal Shareholders Upon
             Closing of Eldorado Bancorp Acquisition                       (1)

-------------------------
    (1)  Previously filed as an exhibit to the Company's
         Current Report on Form 8-K dated June 6, 1997.
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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMMERCE SECURITY BANCORP, INC.


July 11, 1997                     By:       /s/ Curt A. Christianssen
                                     -----------------------------------
                                             Curt A. Christianssen
                                             Senior Vice President
                                             Chief Financial Officer